UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
CURRENT REPORT
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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Commission File Number: 001-39675

Date of Report (Date of earliest event reported): November 19, 2020

ALLEGRO MICROSYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware		46-2405937
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

955 Perimeter Road		03103
Manchester,	New Hampshire	(Zip Code)
(Address of principal executive offices)

(603) 626-2300
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALGM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Allegro MicroSystems, Inc. (the “Company”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2020 (the “Original Report”), solely to correct information reported in Exhibit 99.1 furnished with the Original Report (the “Original Exhibit”). The balance sheet line items in the Original Exhibit reported incorrect amounts for Total current liabilities, Related party notes payable, less current portion, Other long-term liabilities and Total liabilities for both periods presented. This 8-K/A is furnishing the entire revised Exhibit 99.1 to reflect the correct amounts. This Amendment does not otherwise amend, update or change any other disclosure contained in the Original Report.

Item 2.02. Results of Operations and Financial Condition

On November 19, 2020, the Company issued a press release announcing its financial results for the quarter ended September 25, 2020. The full text of the press release issued is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K/A (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Allegro MicroSystems, Inc. on November 19, 2020
Exhibit 104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ALLEGRO MICROSYSTEMS, INC.

Date:	November 19, 2020	By:	/s/ Paul V. Walsh, Jr.
Paul V. Walsh, Jr.
Senior Vice President, Chief Financial Officer and Treasurer